SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 2, 2007 (January 26, 2007)

____________________________________________

Date of Report (Date of earliest event reported)

Fedders Corporation

__________________________________________

(Exact name of Registrant as specified in its charter)

Delaware	1-8831	22-2572390

(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

505 Martinsville Road Liberty Corner, New Jersey 07938-0813

(Address of principal executive offices, including zip code)

(908) 604-8686

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 26, 2007, Fedders Corporation (the “Company”) entered into Amendment No. 5 to Amended and Restated Loan and Security Agreement (“Amendment No. 5”), amending the provisions of that certain Amended and Restated Loan Agreement dated as of January 31, 2006 among the Company, certain of its subsidiaries as borrowers and guarantors, Wachovia Bank, National Association and The CIT Group Business Credit, Inc. (the “Lenders”) (as amended, the “Loan Agreement”) and on February 1, 2007, the Company entered into Amendment No. 6 to the Loan Agreement. Amendment No. 5 provided for the extension of the maturity date, from January 26, 2007 to February 2, 2007, of the unpaid principal under the supplemental term loans provided by the Lenders to the Company pursuant to Amendment No. 3 to the Loan Agreement. Amendment No. 6 provides for an extension of such maturity date from February 2, 2007 to February 16, 2007. Pursuant to Amendment No. 5, on January 26, 2007, the Company made a payment of a portion of such supplemental term loans in the amount of $1,000,000.

The description of Amendments No. 5 and No. 6 are qualified in their entirety by reference to Amendments No. 5 and No. 6 which are incorporated herein by reference and attached hereto as Exhibits 10.2 and 10.3.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1

Amendment No. 4 to Amended and Restated Loan and Security Agreement dated as of January 11, 2007 among Wachovia Bank, National Association, The CIT Group Business Credit, Inc., Fedders North America, Inc., Fedders Corporation and certain subsidiaries.

10.2

Amendment No. 5 to Amended and Restated Loan and Security Agreement dated as of January 26, 2007 among Wachovia Bank, National Association, The CIT Group Business Credit, Inc., Fedders North America, Inc., Fedders Corporation and certain subsidiaries.

10.3

Amendment No. 6 to Amended and Restated Loan and Security Agreement dated as of February 1, 2007 among Wachovia Bank, National Association, The CIT Group Business Credit, Inc., Fedders North America, Inc., Fedders Corporation and certain subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDDERS CORPORATION

Dated: February 2, 2007
	By:	/s/Kent E. Hansen
		Name:	Kent E. Hansen
		Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description

10.1

Amendment No. 4 to Amended and Restated Loan and Security Agreement dated as of January 11, 2007 among Wachovia Bank, National Association, The CIT Group Business Credit, Inc., Fedders North America, Inc., Fedders Corporation and certain subsidiaries.

10.2

Amendment No. 5 to Amended and Restated Loan and Security Agreement dated as of January 26, 2007 among Wachovia Bank, National Association, The CIT Group Business Credit, Inc., Fedders North America, Inc., Fedders Corporation and certain subsidiaries.

10.3

Amendment No. 6 to Amended and Restated Loan and Security Agreement dated as of February 1, 2007 among Wachovia Bank, National Association, The CIT Group Business Credit, Inc., Fedders North America, Inc., Fedders Corporation and certain subsidiaries.